Summary Prospectus

Alpine Emerging Markets Real Estate Fund
Trading Symbol: AEMEX
February 27, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http://www.alpinefunds.com/literature.  You may also obtain this information at no cost by calling 1-888-785-5578 or by sending an e-mail request to questions@alpinefunds.com.  The Fund’s prospectus and statement of additional information, both dated February 27, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective
Alpine Emerging Markets Real Estate Fund (the “Emerging Markets Fund”) seeks capital appreciation.  Current income is a secondary objective

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within less than two months of purchase)	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	3.36%
Distribution and Service (12b-1) Fees	None
Acquired Fund Fees and Expenses	0.16%
Total Annual Fund Operating Expenses	4.52%
Less: Fee Waiver / Expense Reimbursements	-3.01%
Total Annual Fund Operating Expenses after Fee Waiver / Expense Reimbursements (1)	1.51%
(1)   The Adviser has agreed contractually to waive its fees and to absorb expenses of the Fund to the extent necessary to ensure that ordinary operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.35% of the Fund’s average net assets.  Subject to annual approval by the Board of Trustees (the “Board of Trustees”) of Alpine Equity Trust (the “Trust”), this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$154	$1,094	$2,043	$4,456

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies
The Emerging Markets Fund, under normal circumstances, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of U.S. and non-U.S. issuers which (i) are principally engaged in the real estate industry, (ii) are principally engaged in real estate financing or (iii) control real estate assets with an aggregate estimated value equal to no less than 50% of such issuer’s assets.  In addition, the Emerging Markets Fund, under normal circumstances, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers located in emerging market countries.  An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”).  Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most countries located in Western Europe.  The Adviser defines “Western Europe” as Austria, Belgium, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.  The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.  The Fund may invest in companies of all market capitalizations.  The Fund may also invest in the securities of other investment companies.  The Fund may borrow up to 10% of the value of its total assets for investment purposes.

Under normal market conditions, the Emerging Markets Fund will allocate its assets among issuers located in no less than three different countries, one of which may be the U.S.  The Emerging Markets Fund considers an issuer to be located in a country if it meets any of the following criteria:  (i) the issuer is organized under the laws of the country or maintains its principal place of business in that country; (ii) the issuer’s securities are traded principally in the country; or (iii) during the issuer's most recent fiscal year, such issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets in that country.

The issuers of securities in which the Emerging Markets Fund may invest include real estate investment trusts (and international equivalents) (collectively, “REITs”), real estate operating companies, construction companies and homebuilders, enterprises that provide real estate financing and also companies with substantial real estate holdings or substantial revenue generated by real estate holdings.  The Emerging Markets Fund considers a company whose real estate holdings represent an estimated value of at least 50% of its assets or with at least 50% of its revenue generated by real estate holdings as having substantial real estate holdings or substantial revenue generated by real estate holdings.  The securities in which the Emerging Markets Fund invests may be U.S. dollar denominated or non-U.S. dollar denominated.

The Emerging Markets Fund’s research-driven investment strategy seeks to identify companies in emerging markets with the potential for capital appreciation through the different phases of the real estate cycle.  In managing the assets of the Emerging Markets Fund, the Adviser generally pursues a value oriented approach.  It focuses on investments throughout the world’s emerging markets and seeks to identify the equity securities of companies which are trading at prices substantially below the underlying value of their real estate properties or their revenues derived from real estate or real estate financings.  The Adviser also considers other company fundamentals and the strength of a company’s management in making investment decisions, as well as economic, market and political conditions in the emerging market country in which a company is located and operates.  The Emerging Markets Fund also invests in the securities of companies with growing earning streams that the Adviser believes can be purchased at reasonable prices, giving consideration to the current stage of the real estate market cycle of the emerging market country in which it operates.

Principal Investment Risks
Investment in the Emerging Markets Fund, like any investment, is subject to certain risks.  The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds.  This will cause the value of the Fund’s shares to increase or decrease.  You could lose money on an investment.

•
Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

•
General Risk of Securities Linked to the Real Estate Market — Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

•
Foreign Securities Risk — Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets.  Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments.  These risks may be greater in emerging markets.

•
Emerging Market Securities Risk — The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

•
Real Estate Investment Trusts (“REITs”) Risk — REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates.  The returns from REITs may trail returns from the overall market.  Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

•
Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

•
Micro Capitalization Company Risk — Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

•	Value Stock Risk — Value stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.
•
Leverage Risk — The Fund may use leverage to purchase securities.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.

•	Management Risk — The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to under perform when compared to other funds with similar investment goals.
•
Investment Company Risk — To the extent that the Fund invests in other investment companies, there will be some duplication of expenses because the Fund would bear its pro rata portion of such funds’ management fees and operational expenses.

Performance
The following bar chart and table illustrates the risk of investing in the Emerging Markets Fund.  The information below illustrates how the Fund’s performance has varied and the risks of investing in the Fund by showing its highest and lowest quarterly returns.  The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as indices that reflect the market sectors in which the Fund invests.  As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.  Updated performance is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Calendar Year Total Returns as of 12/31 Each Year

Best and Worst Quarter Results
During the periods shown in the Chart for the Fund
Best Quarter		Worst Quarter
28.96%	6/30/09	1.87%	3/31/09

 Average Annual Total Returns
(For the periods ending December 31, 2009)
		Since
		Inception
Alpine Emerging Markets Real Estate Fund	1 Year	(11/3/2008)
Return Before Taxes	75.62%	64.95%
Return After Taxes on Distributions	70.25%	60.59%
Return After Taxes on Distributions and Sale of Fund Shares	49.09%	52.94%

MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	78.58%	61.52%
S&P Developed (ex. U.S.) Property Total Return Index (reflects no deduction for fees, expenses or taxes)	42.77%	31.55%
EPRA/NAREIT Emerging Index (reflects no deduction for fees, expenses or taxes)	N/A	N/A
Lipper Global Real Estate Funds Average	35.12%	30.84%

After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

Management
Investment Adviser
Alpine Woods Capital Investors, LLC serves as the Fund’s investment adviser.

Portfolio Manager
Mr. Samuel Lieber, Chief Executive Officer of the Adviser since 1997, and Mr. Joel Wells, Portfolio Manager, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have managed the Fund since its inception and 2010, respectively.

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary.  The minimum initial amount of investment in the Fund is $1,000.  There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.